Exhibit 10.15

                             STOCK OPTION AGREEMENT


     STOCK OPTION AGREEMENT, entered into this day of August, 1997, by and between IDM Environmental Corp. ("IDM"), a New Jersey corporation, and M.H. Meyerson & Co., Inc. ("Optionee").

                                   WITNESSETH:

     WHEREAS, Optionee has rendered and will continue to render valuable services (the "Services") to IDM in connection with the operation of IDM's business; and WHEREAS, in order to compensate Optionee for the Services, and as inducement for continuing to provide the Services, IDM and Optionee desire to evidence IDM's agreement to grant certain options to Optionee as described herein. NOW THEREFORE, for and in consideration of the foregoing and for the mutual covenants and consideration described herein, the parties hereto agree as follows:

     1. Services. Optionee has assisted, and shall assist, IDM by performing consulting services including: (i) analyze and assess alternatives for IDM, as presented by IDM, for raising capital, including public or private offerings of IDM's securities; and (ii) provide introductions to professional analysts and money managers.

     2. Option. As consideration for Optionee rendering the Services to IDM, IDM hereby grants to Optionee an option (the "Option"), exercisable immediately and for the duration of this Agreement, to acquire up to 100,000 shares of the common stock of IDM (the "Option Shares", the Option and the Option Shares are referred to collectively as the "Registrable Securities") at $3.50 per share.

     3. Term. The term of this Agreement shall commence on the date first stated above and shall expire on the fifth anniversary of such date.

     4. Piggyback Registration Rights. IDM covenants and agrees with Optionee that commencing six (6) months after the date hereof and at any time thereafter during the term of the Option, it proposes to file a registration statement with respect to any class of equity or equity-related security (other than in connection with an offering to the Company's employees or in connection with an acquisition, merger or similar transaction) under the Securities Act of 1933, as amended, in a primary registration on behalf of IDM and/or in a secondary registration on behalf of holders of such securities and the registration form to be used may be used for registration of the Registrable Securities, IDM will give prompt written notice (which in the case of a registration statement pursuant to the exercise of demand registration rights shall be within ten (10) business days after IDM's receipt of notice of such exercise and, in any event, after IDM's receipt of notice of such exercise and, in any event, shall be at least thirty (30) days prior to such filing) to the holders of Registrable Securities at the addresses appearing on the records of IDM of its intention to file a registration statement and will offer to include in such registration statement such number of Registrable Securities with respect to which IDM has received written requests for inclusion therein within ten (10) days after the giving of notice by IDM, subject to the right of IDM to exclude from the registration statement some or all of the Registrable Securities if, and only if, IDM has been advised in writing by any underwriter named in any such registration statement that the distribution of the Registrable Securities requested to be included in the registration statement would materially adversely affect the distribution of securities by IDM contemplated by such registration statement. All registrations requested pursuant to this Section 4 will be made solely at IDM's expense, other than discounts or commissions relating to the sale of the Registrable Securities and fees, if any, of counsel for the holder of the Registrable Securities. This Section is not applicable to a registration statement filed by IDM on Forms S-4 or S-8 or any successor forms. IDM's obligations under this Section 4 shall be conditioned upon a timely receipt by IDM in writing of: (i) information as to the terms of such public offering furnished by or on behalf of each holder of Registrable Securities intending to make a public offering of his, her or its Registrable Securities, and (ii) such other information as IDM may reasonably require from such holders, or any underwriter for any of them, for inclusion in such registration statement.

     5. Representations of Optionee. Optionee represents to IDM that Optionee is authorized to enter into this Agreement and to carry out the terms set out herein and that execution of this Agreement and carrying out of the terms hereof will not breach any contracts or other obligations to which Optionee is a party or violate any laws, regulations or rules applicable to Optionee.

     6. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     7. Assignment and Amendment. The rights and obligations hereunder may not be assigned and this Agreement may not be amended without the prior written consent of all parties hereto.

     8. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed first class, registered, with postage prepaid as follows: If to IDM, addressed to: IDM Environmental Corp. 396 Whitehead Avenue South River, New Jersey 08882 Attn: President

         If to Optionee, addressed to:       M.H. Meyerson & Co., Inc.
                                             30 Montgomery Street
                                             P.O. Box 260
                                             Jersey City, New Jersey 07303-0260
                                             Attn: President

     9. Costs and Expenses. Each party hereto shall be responsible for its own costs and expenses incurred in connection with the execution and performance of this Agreement.

     10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

     11. Disputes. Any disputes arising among the parties with respect to this Agreement shall be settled by arbitration in accordance with the rules then in effect of the American Arbitration Association in Newark, New Jersey. The prevailing party in any such disputes shall be entitled to recover all of its reasonable costs and attorneys fees incurred as a result of such dispute.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and the year first written above.


                                    IDM ENVIRONMENTAL CORP.

                                    By:
                                      ---------------------------
                                    Title:
                                      ---------------------------



                                     M.H. MEYERSON & CO., INC.

                                     By:
                                      ----------------------------
                                     Title:
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mhmeyers.soa
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